Financial Statements

Parkstone Variable Annuity Account
Year Ended December 31, 2020
With Report of Independent Registered Public Accounting Firm

Parkstone Variable Annuity Account

Financial Statements

Year Ended December 31, 2020

Contents

Report of Independent Registered Public Accounting Firm	1
Audited Financial Statements
Statements of Net Assets	3
Statements of Operations and Change in Net Assets	4
Notes to Financial Statements	10
1. Organization and Significant Accounting Policies	10
2. Variable Annuity Contract Charges	13
3. Summary of Unit Transactions	14
4. Financial Highlights	15
5. Subsequent Events	18

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Security Benefit Life Insurance Company and Contract Owners of Parkstone

Variable Annuity Account

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts listed in the Appendix that comprise Parkstone Variable Annuity Account (the Separate Account), as of December 31, 2020 and the related statements of operations and changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Separate Account’s auditor since 1993.

Kansas City, MO
April 30, 2021

Appendix

Subaccounts comprising Parkstone Variable Annuity Account

Subaccounts	Statements of operations and changes in net assets
Columbia VP Dividend Opportunity	For each of the two years in the period ended December 31, 2020
Columbia VP Strategic Income	For each of the two years in the period ended December 31, 2020
Guggenheim VIF All Cap Value	For each of the two years in the period ended December 31, 2020
Guggenheim VIF High Yield	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Large Cap Value	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Managed Asset Allocation	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Small Cap Value	For each of the two years in the period ended December 31, 2020
Guggenheim VIF SMid Cap Value	For each of the two years in the period ended December 31, 2020
Guggenheim VIF StylePlus Large Core	For each of the two years in the period ended December 31, 2020
Guggenheim VIF StylePlus Large Growth	For each of the two years in the period ended December 31, 2020
Guggenheim VIF StylePlus Mid Growth	For each of the two years in the period ended December 31, 2020
Guggenheim VIF StylePlus Small Growth	For each of the two years in the period ended December 31, 2020
Guggenheim VIF Total Return Bond	For each of the two years in the period ended December 31, 2020
Guggenheim VIF World Equity Income	For each of the two years in the period ended December 31, 2020
Invesco V.I. Government Money Market	For each of the two years in the period ended December 31, 2020
Neuberger Berman AMT Sustainable Equity	For each of the two years in the period ended December 31, 2020

Parkstone Variable Annuity Account
Statements of Net Assets
December 31, 2020

Subaccount	Number of Shares	Cost	Assets at Market Value	Net Assets	Units Outstanding	Unit Values
Columbia VP Dividend Opportunity	6,980	$100,797	$208,900	$208,900	7,725	$27.01
Columbia VP Strategic Income	39,137	243,588	172,202	172,202	6,290	27.32
Guggenheim VIF All Cap Value	18,433	423,368	572,519	572,519	16,994	33.66
Guggenheim VIF High Yield	231	5,059	6,353	6,353	248	25.67
Guggenheim VIF Large Cap Value	1,863	48,852	70,084	70,084	2,267	30.93
Guggenheim VIF Managed Asset Allocation	156	2,798	5,214	5,214	201	25.94
Guggenheim VIF Small Cap Value	1,710	47,330	63,752	63,752	1,680	37.90
Guggenheim VIF SMid Cap Value	2,631	123,691	179,729	179,729	4,280	41.97
Guggenheim VIF StylePlus Large Core	2,479	74,344	122,419	122,419	3,858	31.76
Guggenheim VIF StylePlus Large Growth	10,940	148,852	282,131	282,131	6,568	42.96
Guggenheim VIF StylePlus Mid Growth	2,953	107,857	213,984	213,984	5,655	37.90
Guggenheim VIF StylePlus Small Growth	2,878	66,362	129,270	129,270	3,340	38.76
Guggenheim VIF Total Return Bond	1,205	14,732	21,808	21,808	1,367	15.95
Guggenheim VIF World Equity Income	3,927	38,443	58,085	58,085	2,341	24.78
Invesco V.I. Government Money Market	578,995	578,995	578,995	578,995	59,731	9.69
Neuberger Berman AMT Sustainable Equity	1,930	32,810	59,413	59,413	1,420	41.88

The accompanying notes are an integral part of these financial statements.

Parkstone Variable Annuity Account
Statements of Operations and Change in Net Assets
Years Ended December 31, 2020 and 2019, Except as Noted

	Columbia VP Dividend Opportunity	Columbia VP Strategic Income	Guggenheim VIF All Cap Value
Net assets as of December 31, 2018	$238,701	$170,570	$568,953
Investment income (loss):
Dividend distributions	-	6,358	8,982
Investment Expenses:
Mortality and expense risk and administrative charges	(3,397)	(2,380)	(8,503)
Net investment income (loss)	(3,397)	3,978	479
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	47,552
Realized capital gain (loss) on investments	19,479	(9,469)	20,155
Change in unrealized appreciation (depreciation)	33,203	19,775	52,011
Net gain (loss) on investments	52,682	10,306	119,718
Net increase (decrease) in net assets from operations	49,285	14,284	120,197
Contract owner transactions:
Variable annuity deposits	-	2	2,554
Terminations, withdrawals and annuity payments	(38,529)	(13,161)	(57,718)
Transfers between subaccounts, net	(646)	(734)	(555)
Maintenance charges and mortality adjustments	-	-	-
Increase (decrease) in net assets from contract transactions	(39,175)	(13,893)	(55,719)
Total increase (decrease) in net assets	10,110	391	64,478
Net assets as of December 31, 2019	$248,811	$170,961	$633,431
Investment income (loss):
Dividend distributions	-	5,833	9,007
Investment Expenses:
Mortality and expense risk and administrative charges	(2,801)	(2,280)	(7,086)
Net investment income (loss)	(2,801)	3,553	1,921
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	26,733
Realized capital gain (loss) on investments	18,417	(6,329)	17,423
Change in unrealized appreciation (depreciation)	(19,395)	11,323	(46,835)
Net gain (loss) on investments	(978)	4,994	(2,679)
Net increase (decrease) in net assets from operations	(3,779)	8,547	(758)
Contract owner transactions:
Variable annuity deposits	-	-	2,663
Terminations, withdrawals and annuity payments	(36,124)	(8,327)	(62,714)
Transfers between subaccounts, net	(8)	1,021	(103)
Maintenance charges and mortality adjustments	-	-	-
Increase (decrease) in net assets from contract transactions	(36,132)	(7,306)	(60,154)
Total increase (decrease) in net assets	(39,911)	1,241	(60,912)
Net assets as of December 31, 2020	$208,900	$172,202	$572,519

The accompanying notes are an integral part of these financial statements.

Parkstone Variable Annuity Account
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted

	Guggenheim VIF High Yield	Guggenheim VIF Large Cap Value	Guggenheim VIF Managed Asset Allocation
Net assets as of December 31, 2018	$6,246	$66,237	$3,967
Investment income (loss):
Dividend distributions	501	1,186	73
Investment Expenses:
Mortality and expense risk and administrative charges	(94)	(966)	(63)
Net investment income (loss)	407	220	10
Increase (decrease) in net assets from operations:
Capital gain distributions	-	4,195	35
Realized capital gain (loss) on investments	85	2,660	27
Change in unrealized appreciation (depreciation)	136	5,712	656
Net gain (loss) on investments	221	12,567	718
Net increase (decrease) in net assets from operations	628	12,787	728
Contract owner transactions:
Variable annuity deposits	-	-	-
Terminations, withdrawals and annuity payments	(201)	(6,290)	-
Transfers between subaccounts, net	-	-	3
Maintenance charges and mortality adjustments	-	-	-
Increase (decrease) in net assets from contract transactions	(201)	(6,290)	3
Total increase (decrease) in net assets	427	6,497	731
Net assets as of December 31, 2019	$6,673	$72,734	$4,698
Investment income (loss):
Dividend distributions	444	1,257	72
Investment Expenses:
Mortality and expense risk and administrative charges	(86)	(857)	(67)
Net investment income (loss)	358	400	5
Increase (decrease) in net assets from operations:
Capital gain distributions	-	4,278	278
Realized capital gain (loss) on investments	140	1,464	28
Change in unrealized appreciation (depreciation)	(331)	(5,659)	205
Net gain (loss) on investments	(191)	83	511
Net increase (decrease) in net assets from operations	167	483	516
Contract owner transactions:
Variable annuity deposits	-	-	-
Terminations, withdrawals and annuity payments	(467)	(3,133)	-
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	(20)	-	-
Increase (decrease) in net assets from contract transactions	(487)	(3,133)	-
Total increase (decrease) in net assets	(320)	(2,650)	516
Net assets as of December 31, 2020	$6,353	$70,084	$5,214

The accompanying notes are an integral part of these financial statements.

Parkstone Variable Annuity Account
Statements of Operations and Change in Net Assets (continued)
	Guggenheim VIF Small Cap Value	Guggenheim VIF SMid Cap Value	Guggenheim VIF StylePlus Large Core
Net assets as of December 31, 2018	$157,451	$475,250	$103,546
Investment income (loss):
Dividend distributions	875	1,584	2,527
Investment Expenses:
Mortality and expense risk and administrative charges	(1,812)	(4,195)	(1,672)
Net investment income (loss)	(937)	(2,611)	855
Increase (decrease) in net assets from operations:
Capital gain distributions	6,497	18,701	6,594
Realized capital gain (loss) on investments	34,364	136,754	1,814
Change in unrealized appreciation (depreciation)	(13,594)	(70,486)	19,756
Net gain (loss) on investments	27,267	84,969	28,164
Net increase (decrease) in net assets from operations	26,330	82,358	29,019
Contract owner transactions:
Variable annuity deposits	1,145	4,615	-
Terminations, withdrawals and annuity payments	(101,468)	(371,461)	(3,617)
Transfers between subaccounts, net	-	-	273
Maintenance charges and mortality adjustments	-	-	-
Increase (decrease) in net assets from contract transactions	(100,323)	(366,846)	(3,344)
Total increase (decrease) in net assets	(73,993)	(284,488)	25,675
Net assets as of December 31, 2019	$83,458	$190,762	$129,221
Investment income (loss):
Dividend distributions	642	1,970	1,770
Investment Expenses:
Mortality and expense risk and administrative charges	(835)	(2,197)	(1,524)
Net investment income (loss)	(193)	(227)	246
Increase (decrease) in net assets from operations:
Capital gain distributions	4,649	6,243	4,642
Realized capital gain (loss) on investments	4,248	4,450	8,818
Change in unrealized appreciation (depreciation)	(11,955)	(6,588)	4,323
Net gain (loss) on investments	(3,058)	4,105	17,783
Net increase (decrease) in net assets from operations	(3,251)	3,878	18,029
Contract owner transactions:
Variable annuity deposits	-	-	-
Terminations, withdrawals and annuity payments	(16,455)	(14,911)	(23,825)
Transfers between subaccounts, net	-	-	(1,006)
Maintenance charges and mortality adjustments	-	-	-
Increase (decrease) in net assets from contract transactions	(16,455)	(14,911)	(24,831)
Total increase (decrease) in net assets	(19,706)	(11,033)	(6,802)
Net assets as of December 31, 2020	$63,752	$179,729	$122,419

The accompanying notes are an integral part of these financial statements.

Parkstone Variable Annuity Account
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted
	Guggenheim VIF StylePlus Large Growth	Guggenheim VIF StylePlus Mid Growth	Guggenheim VIF StylePlus Small Growth
Net assets as of December 31, 2018	$179,979	$160,241	$117,426
Investment income (loss):
Dividend distributions	3,899	1,486	772
Investment Expenses:
Mortality and expense risk and administrative charges	(2,832)	(2,528)	(1,740)
Net investment income (loss)	1,067	(1,042)	(968)
Increase (decrease) in net assets from operations:
Capital gain distributions	17,010	16,433	13,052
Realized capital gain (loss) on investments	7,936	9,623	4,894
Change in unrealized appreciation (depreciation)	29,226	21,946	9,395
Net gain (loss) on investments	54,172	48,002	27,341
Net increase (decrease) in net assets from operations	55,239	46,960	26,373
Contract owner transactions:
Variable annuity deposits	-	16	75
Terminations, withdrawals and annuity payments	(19,716)	(20,684)	(12,894)
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	-	-	-
Increase (decrease) in net assets from contract transactions	(19,716)	(20,668)	(12,819)
Total increase (decrease) in net assets	35,523	26,292	13,554
Net assets as of December 31, 2019	$215,502	$186,533	$130,980
Investment income (loss):
Dividend distributions	3,034	2,409	1,474
Investment Expenses:
Mortality and expense risk and administrative charges	(3,274)	(2,484)	(1,565)
Net investment income (loss)	(240)	(75)	(91)
Increase (decrease) in net assets from operations:
Capital gain distributions	10,398	8,635	-
Realized capital gain (loss) on investments	7,930	8,689	6,966
Change in unrealized appreciation (depreciation)	58,466	32,048	20,132
Net gain (loss) on investments	76,794	49,372	27,098
Net increase (decrease) in net assets from operations	76,554	49,297	27,007
Contract owner transactions:
Variable annuity deposits	-	-	-
Terminations, withdrawals and annuity payments	(19,336)	(21,835)	(19,213)
Transfers between subaccounts, net	9,411	-	(9,412)
Maintenance charges and mortality adjustments	-	(11)	(92)
Increase (decrease) in net assets from contract transactions	(9,925)	(21,846)	(28,717)
Total increase (decrease) in net assets	66,629	27,451	(1,710)
Net assets as of December 31, 2020	$282,131	$213,984	$129,270

The accompanying notes are an integral part of these financial statements.

Parkstone Variable Annuity Account

Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted
	Guggenheim VIF Total Return Bond	Guggenheim VIF World Equity Income	Invesco V.I. Government Money Market
Net assets as of December 31, 2018	$22,171	$49,527	$757,150
Investment income (loss):
Dividend distributions	606	1,515	11,943
Investment Expenses:
Mortality and expense risk and administrative charges	(321)	(771)	(10,290)
Net investment income (loss)	285	744	1,653
Increase (decrease) in net assets from operations:
Capital gain distributions	-	3,024	-
Realized capital gain (loss) on investments	81	941	-
Change in unrealized appreciation (depreciation)	304	5,064	-
Net gain (loss) on investments	385	9,029	-
Net increase (decrease) in net assets from operations	670	9,773	1,653
Contract owner transactions:
Variable annuity deposits	-	-	7,250
Terminations, withdrawals and annuity payments	-	(1,390)	(71,009)
Transfers between subaccounts, net	-	361	2,162
Maintenance charges and mortality adjustments	-	-	-
Increase (decrease) in net assets from contract transactions	-	(1,029)	(61,597)
Total increase (decrease) in net assets	670	8,744	(59,944)
Net assets as of December 31, 2019	$22,841	$58,271	$697,206
Investment income (loss):
Dividend distributions	438	1,545	1,457
Investment Expenses:
Mortality and expense risk and administrative charges	(326)	(730)	(9,093)
Net investment income (loss)	112	815	(7,636)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	540	-
Realized capital gain (loss) on investments	1,235	1,654	-
Change in unrealized appreciation (depreciation)	1,430	(82)	-
Net gain (loss) on investments	2,665	2,112	-
Net increase (decrease) in net assets from operations	2,777	2,927	(7,636)
Contract owner transactions:
Variable annuity deposits	-	-	400
Terminations, withdrawals and annuity payments	(3,785)	(2,987)	(111,832)
Transfers between subaccounts, net	(5)	(118)	1,024
Maintenance charges and mortality adjustments	(20)	(8)	(167)
Increase (decrease) in net assets from contract transactions	(3,810)	(3,113)	(110,575)
Total increase (decrease) in net assets	(1,033)	(186)	(118,211)
Net assets as of December 31, 2020	$21,808	$58,085	$578,995

The accompanying notes are an integral part of these financial statements.

Parkstone Variable Annuity Account
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2020 and 2019, Except as Noted
Neuberger Berman AMT Sustainable Equity
Net assets as of December 31, 2018	$62,252
Investment income (loss):
Dividend distributions	178
Investment Expenses:
Mortality and expense risk and administrative charges	(899)
Net investment income (loss)	(721)
Increase (decrease) in net assets from operations:
Capital gain distributions	3,409
Realized capital gain (loss) on investments	5,096
Change in unrealized appreciation (depreciation)	5,865
Net gain (loss) on investments	14,370
Net increase (decrease) in net assets from operations	13,649
Contract owner transactions:
Variable annuity deposits	-
Terminations, withdrawals and annuity payments	(12,705)
Transfers between subaccounts, net	-
Maintenance charges and mortality adjustments	-
Increase (decrease) in net assets from contract transactions	(12,705)
Total increase (decrease) in net assets	944
Net assets as of December 31, 2019	$63,196
Investment income (loss):
Dividend distributions	204
Investment Expenses:
Mortality and expense risk and administrative charges	(777)
Net investment income (loss)	(573)
Increase (decrease) in net assets from operations:
Capital gain distributions	2,243
Realized capital gain (loss) on investments	4,738
Change in unrealized appreciation (depreciation)	2,057
Net gain (loss) on investments	9,038
Net increase (decrease) in net assets from operations	8,465
Contract owner transactions:
Variable annuity deposits	-
Terminations, withdrawals and annuity payments	(12,248)
Transfers between subaccounts, net	-
Maintenance charges and mortality adjustments	-
Increase (decrease) in net assets from contract transactions	(12,248)
Total increase (decrease) in net assets	(3,783)
Net assets as of December 31, 2020	$59,413

The accompanying notes are an integral part of these financial statements.

Parkstone Variable Annuity Account
Notes to Financial Statements
December 31, 2020

1. Organization and Significant Accounting Policies

Parkstone Variable Annuity Account (the Account) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standard Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. Purchase payments for Parkstone Variable Annuity are allocated to one or more of the subaccounts that comprise the Account.   The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.  As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Columbia VP Dividend Opportunity	1	Columbia Mgmt Investment Advisers, LLC	-
Columbia VP Strategic Income	1	Columbia Mgmt Investment Advisers, LLC	-
Guggenheim VIF All Cap Value	-	Security Investors, LLC	-
Guggenheim VIF Alpha Opportunity	-	Security Investors, LLC	-
Guggenheim VIF High Yield	-	Security Investors, LLC	-
Guggenheim VIF Large Cap Value	-	Security Investors, LLC	-
Guggenheim VIF Managed Asset Allocation	-	Security Investors, LLC	-
Guggenheim VIF Small Cap Value	-	Security Investors, LLC	-
Guggenheim VIF SMid Cap Value	-	Security Investors, LLC	-
Guggenheim VIF StylePlus Large Core	-	Security Investors, LLC	-
Guggenheim VIF StylePlus Large Growth	-	Security Investors, LLC	-
Guggenheim VIF StylePlus Mid Growth	-	Security Investors, LLC	-
Guggenheim VIF StylePlus Small Growth	-	Security Investors, LLC	-
Guggenheim VIF Total Return Bond	-	Security Investors, LLC	-
Guggenheim VIF World Equity Income	-	Security Investors, LLC	-
Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc	-
Neuberger Berman AMT Sustainable Equity	S	Neuberger Berman Investment Advisers LLC	-

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

Two types of investment contracts are offered – one for individuals (the Nontrust Contracts) and one for trusts and customers of financial institutions’ trust departments (the Trust Contracts)

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Seventeen subaccounts are currently offered by the Account.  The following subaccounts had no activity for two consecutive years and are not included in the statements of net assets or the statements of operations and changes in net assets:

Subaccount
Guggenheim VIF Alpha Opportunity

All subaccounts reported a full twelve month period except for the following as indicated:
Inception Date	Subaccount
April 29, 2016	Invesco V.I. Government Money Market

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund).  Investment transactions are accounted for on the trade date.  Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.  The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Parkstone Variable Annuity Account
Subaccount	Cost of Purchases	Proceeds from Sales
Columbia VP Dividend Opportunity	$ 278	$ 39,211
Columbia VP Strategic Income	8,544	12,297
Guggenheim VIF All Cap Value	37,999	69,499
Guggenheim VIF High Yield	444	573
Guggenheim VIF Large Cap Value	5,535	3,990
Guggenheim VIF Managed Asset Allocation	349	66
Guggenheim VIF Small Cap Value	5,291	17,290
Guggenheim VIF SMid Cap Value	8,213	17,108
Guggenheim VIF StylePlus Large Core	7,098	27,041
Guggenheim VIF StylePlus Large Growth	22,843	22,610
Guggenheim VIF StylePlus Mid Growth	11,044	24,330
Guggenheim VIF StylePlus Small Growth	1,474	30,282
Guggenheim VIF Total Return Bond	438	4,136
Guggenheim VIF World Equity Income	2,871	4,629
Invesco V.I. Government Money Market	3,534	121,745
Neuberger Berman AMT Sustainable Equity	2,446	13,024

Market Risk

Each subaccount invests in shares of a single underlying fund.  The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met.  A fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Parkstone Variable Annuity Account
Notes to Financial Statements (continued)\
1. Organization and Significant Accounting Policies (continued)
Annuity Assets

As of December 31, 2020, annuity reserves have not been established, as there are no contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

As the economic and regulatory environment continues to evolve related to COVID-19, we cannot reasonably estimate the length or severity of this event or the impact to Separate Account performance and financial results. However, in general, a deterioration in general economic and business conditions can have a negative impact on individual unit values and could cause a net decrease in net assets resulting from operations of the separate account.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs).  The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments.  The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund.  That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.
The Account had no financial liabilities as of December 31, 2020.

Parkstone Variable Annuity Account
Notes to Financial Statements (continued)
2. Variable Annuity Contract Charges

Mortality and Expense Risk Charge: Mortality and expense risks  assumed by  SBL are compensated for by a fee equivalent to an annual rate of 1.25% and 0.65% of the net asset value of each Nontrust and Trust Contract, respectively, of which 0.60% is for assuming mortality risks and the remainder is for assuming expense risks.  There are no assets in trust contracts.

Administrative Charge: An administrative fee is deducted equal to an annual rate of 0.15% and 0.05% of each subaccount’s average daily net assets, which funds the Nontrust and Trust Contracts, respectively.

These charges are presented as expenses on the statements of changes in net assets under Mortality and expense risk and administrative charges line item.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges presented as a decrease in units on the statements of changes in net assets under the Maintenance charges and mortality adjustment line item may include the following:

• Maintenance Charge: SBL deducts a maintenance fee of $30 per year for each individual contract.

• Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

Parkstone Variable Annuity Account
Notes to Financial Statements (continued)
3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2020 and 2019, were as follows:

		2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Columbia VP Dividend Opportunity	14	(1,467)	(1,453)	-	(1,595)	(1,595)
Columbia VP Strategic Income	108	(395)	(287)	44	(610)	(566)
Guggenheim VIF All Cap Value	107	(2,002)	(1,895)	72	(1,885)	(1,813)
Guggenheim VIF High Yield	-	(21)	(21)	-	(8)	(8)
Guggenheim VIF Large Cap Value	-	(104)	(104)	-	(223)	(223)
Guggenheim VIF Managed Asset Allocation	-	-	-	-	-	-
Guggenheim VIF Small Cap Value	-	(468)	(468)	-	(2,753)	(2,753)
Guggenheim VIF SMid Cap Value	-	(392)	(392)	-	(9,874)	(9,874)
Guggenheim VIF StylePlus Large Core	33	(944)	(911)	47	(175)	(128)
Guggenheim VIF StylePlus Large Growth	320	(572)	(252)	-	(701)	(701)
Guggenheim VIF StylePlus Mid Growth	-	(765)	(765)	-	(795)	(795)
Guggenheim VIF StylePlus Small Growth	-	(1,057)	(1,057)	-	(487)	(487)
Guggenheim VIF Total Return Bond	-	(245)	(245)	-	-	-
Guggenheim VIF World Equity Income	45	(174)	(129)	37	(80)	(43)
Invesco V.I. Government Money Market	240	(11,580)	(11,340)	961	(7,242)	(6,281)
Neuberger Berman AMT Sustainable Equity	-	(356)	(356)	-	(390)	(390)

Parkstone Variable Annuity Account
Notes to Financial Statements (continued)
4. Financial Highlights

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2020, were as follows:

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3)(4)
Columbia VP Dividend Opportunity
2020	7,725	27.01	208,900	-	1.40	(0.30)
2019	9,178	27.09	248,811	-	1.40	22.36
2018	10,773	22.14	238,701	-	1.40	(7.05)
2017	11,198	23.82	266,963	-	1.40	12.78
2016	11,337	21.12	239,625	-	1.40	12.04
Columbia VP Strategic Income
2020	6,290	27.32	172,202	0.03	1.40	5.32
2019	6,577	25.94	170,961	3.72	1.40	8.81
2018	7,143	23.84	170,570	3.46	1.40	(1.77)
2017	7,148	24.27	173,799	3.01	1.40	4.88
2016	7,164	23.14	166,073	11.42	1.40	7.63
Guggenheim VIF All Cap Value
2020	16,994	33.66	572,519	0.01	1.40	0.45
2019	18,889	33.51	633,431	1.49	1.40	22.03
2018	20,702	27.46	568,953	1.17	1.40	(11.90)
2017	21,376	31.17	666,701	1.03	1.40	13.18
2016	22,460	27.54	618,912	1.54	1.40	21.00
Guggenheim VIF High Yield
2020	248	25.67	6,353	0.07	1.40	3.18
2019	269	24.88	6,673	7.76	1.40	10.19
2018	277	22.58	6,246	5.49	1.40	(5.48)
2017	548	23.89	13,086	4.13	1.40	4.73
2016	1,047	22.81	23,881	8.46	1.40	15.90

Parkstone Variable Annuity Account
Notes to Financial Statements (continued)
4. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3) (4)
Guggenheim VIF Large Cap Value
2020	2,267	30.93	70,084	0.02	1.40	0.78
2019	2,371	30.69	72,734	1.71	1.40	20.12
2018	2,594	25.55	66,237	1.44	1.40	(10.82)
2017	2,739	28.65	78,427	1.24	1.40	14.19
2016	2,752	25.09	68,998	2.03	1.40	19.70
Guggenheim VIF Managed Asset Allocation
2020	201	25.94	5,214	0.01	1.40	11.00
2019	201	23.37	4,698	1.68	1.40	18.45
2018	201	19.73	3,967	1.80	1.40	(7.07)
2017	351	21.23	7,469	1.50	1.40	12.81
2016	351	18.82	6,620	1.18	1.40	6.51
Guggenheim VIF Small Cap Value
2020	1,680	37.90	63,752	0.01	1.40	(2.34)
2019	2,148	38.81	83,458	0.73	1.40	20.87
2018	4,901	32.11	157,451	0.37	1.40	(13.89)
2017	5,052	37.29	188,484	0.37	1.40	2.25
2016	5,140	36.47	187,543	0.14	1.40	24.81
Guggenheim VIF SMid Cap Value
2020	4,280	41.97	179,729	0.01	1.40	2.84
2019	4,672	40.81	190,762	0.48	1.40	24.92
2018	14,546	32.67	475,250	0.62	1.40	(14.18)
2017	15,820	38.07	602,410	0.65	1.40	12.10
2016	15,963	33.96	542,127	0.95	1.40	24.99
Guggenheim VIF StylePlus Large Core
2020	3,858	31.76	122,419	0.01	1.40	17.11
2019	4,769	27.12	129,221	2.17	1.40	28.17
2018	4,897	21.16	103,546	1.79	1.40	(7.88)
2017	4,614	22.97	105,912	1.05	1.40	20.51
2016	6,702	19.06	127,682	0.92	1.40	11.72

Parkstone Variable Annuity Account
Notes to Financial Statements (continued)
4. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3) (4)
Guggenheim VIF StylePlus Large Growth
2020	6,568	42.96	282,131	0.01	1.40	35.95
2019	6,820	31.60	215,502	1.97	1.40	32.05
2018	7,521	23.93	179,979	1.80	1.40	(5.00)
2017	7,582	25.19	190,948	0.98	1.40	28.32
2016	7,844	19.63	153,982	0.55	1.40	7.21
Guggenheim VIF StylePlus Mid Growth
2020	5,655	37.90	213,984	0.01	1.40	30.24
2019	6,420	29.10	186,533	0.86	1.40	30.85
2018	7,215	22.24	160,241	1.51	1.40	(8.40)
2017	7,192	24.28	174,399	0.90	1.40	22.94
2016	7,819	19.75	154,247	0.70	1.40	7.16
Guggenheim VIF StylePlus Small Growth
2020	3,340	38.76	129,270	0.01	1.40	29.98
2019	4,397	29.82	130,980	0.62	1.40	23.94
2018	4,884	24.06	117,426	1.17	1.40	(11.58)
2017	4,626	27.21	125,751	0.69	1.40	20.67
2016	5,229	22.55	117,789	0.41	1.40	11.86
Guggenheim VIF Total Return Bond
2020	1,367	15.95	21,808	0.02	1.40	12.64
2019	1,612	14.16	22,841	2.69	1.40	2.98
2018	1,612	13.75	22,171	4.39	1.40	(0.22)
2017	1,612	13.78	22,236	4.29	1.40	5.19
2016	1,612	13.10	21,128	4.34	1.40	5.31
Guggenheim VIF World Equity Income
2020	2,341	24.78	58,085	0.03	1.40	5.13
2019	2,470	23.57	58,271	2.81	1.40	19.71
2018	2,513	19.69	49,527	2.97	1.40	(9.47)
2017	2,600	21.75	56,605	2.59	1.40	13.46
2016	3,051	19.17	58,536	3.81	1.40	8.86

Parkstone Variable Annuity Account
Notes to Financial Statements (continued)
4. Financial Highlights (continued)

Subaccount	Units	Unit Values ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios (%) (2)	Total Returns (%) (3) (4)
Invesco V.I. Government Money Market
2020	59,731	9.69	578,995	0.00	1.40	(1.22)
2019	71,071	9.81	697,206	1.64	1.40	0.20
2018	77,352	9.79	757,150	1.28	1.40	(0.10)
2017	80,449	9.80	788,467	0.31	1.40	(1.11)
2016	90,675	9.91	898,403	0.06	1.40	(0.90)
Neuberger Berman AMT Sustainable Equity
2020	1,420	41.88	59,413	0.00	1.40	17.61
2019	1,776	35.61	63,196	0.28	1.40	23.82
2018	2,166	28.76	62,252	0.22	1.40	(7.26)
2017	2,374	31.01	73,590	0.35	1.40	16.49
2016	2,398	26.62	63,818	0.48	1.40	8.08

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)  These ratios represent the annualized contract expenses of the Account, consisting primarily of administrative and mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to the unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.  The disclosed range represents the lowest expense ratio to highest expense ratio, respectively.  Certain contractholders may have expenses outside the range depending on the timing of deposits, withdrawals, and/or fund transfers.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.  The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4) Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.